       [LOGO]                    FORM OF PROXY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 31, 1997 AT 8:30 A.M.
               HOLIDAY INN, 1000 EASTPORT PLAZA DRIVE, COLLINSVILLE, ILLINOIS

The undersigned hereby appoints Messrs. Joe R. Micheletto and Robert W. Lockwood, and either of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess, if personally present at the Special Meeting of Shareholders of Ralcorp Holdings, Inc. on January 31, 1997, and any adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Special Meeting and Proxy Statement/Prospectus as specified on the reverse side of this proxy and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED IN ITEMS 1 AND 2.

            Proxy #            Shares Owned

IMPORTANT - PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

     1. Spin-off of New Ralcorp Holdings, Inc.
                           [ ] FOR Proposal 1.
                           [ ] AGAINST Proposal 1.
                           [ ] ABSTAIN from Proposal 1.
     2. Merger of Ralcorp Holdings, Inc. with General Mills Missouri, Inc., a wholly owned subsidiary of General Mills, Inc.
                           [ ] FOR Proposal 2.
                           [ ] AGAINST Proposal 2.
                           [ ] ABSTAIN from Proposal 2.

                                                   Shareholder(s), please sign
                                                   below exactly as name(s)
                                                   appears hereon; in the case
                                                   of joint holders, all should
                                                   sign.

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------
                                                    Signature(s) (Title(s), if
                                                            applicable)

                                                   Date
                                                   -----------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 ABOVE.
                 (Please detach at perforation before mailing)

       [LOGO]                    FORM OF PROXY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 31, 1997 AT 8:30 A.M.
               HOLIDAY INN, 1000 EASTPORT PLAZA DRIVE, COLLINSVILLE, ILLINOIS

The undersigned hereby appoints Messrs. Joe R. Micheletto and Robert W. Lockwood, and either of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess, if personally present at the Special Meeting of Shareholders of Ralcorp Holdings, Inc. on January 31, 1997, and any adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Special Meeting and Proxy Statement/Prospectus as specified on the reverse side of this proxy and any adjournments thereof.

THIS PROXY RELATES TO ALL SHARES OWNED OF RECORD BY THE UNDERSIGNED AND ANY COMMON STOCK SHARES CREDITED TO THE UNDERSIGNED'S ACCOUNT UNDER THE RALCORP HOLDINGS, INC. SAVINGS INVESTMENT PLAN.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED IN ITEMS 1 AND 2.

            Proxy #            Shares Owned                      SIP Shares

IMPORTANT - PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

     1. Spin-off of New Ralcorp Holdings, Inc.
                           [ ] FOR Proposal 1.
                           [ ] AGAINST Proposal 1.
                           [ ] ABSTAIN from Proposal 1.
     2. Merger of Ralcorp Holdings, Inc. with General Mills Missouri, Inc., a wholly owned subsidiary of General Mills, Inc.
                           [ ] FOR Proposal 2.
                           [ ] AGAINST Proposal 2.
                           [ ] ABSTAIN from Proposal 2.

                                                   Shareholder(s), please sign
                                                   below exactly as name(s)
                                                   appears hereon; in the case
                                                   of joint holders, all should
                                                   sign.

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------
                                                    Signature(s) (Title(s), if
                                                            applicable)

                                                   Date
                                                   -----------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 ABOVE.
                 (Please detach at perforation before mailing)